UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 5, 2024
WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 5, 2024, the Board of Directors (the “Board”) of Werner Enterprises, Inc. (the "Company") appointed Nathan J. Meisgeier, 50, to serve as the Company’s President. Mr. Meisgeier will continue to serve as the Company’s Chief Legal Officer.

The Board made the appointment at the recommendation of Derek J. Leathers, the Company’s Chairman and Chief Executive Officer (“CEO”). Mr. Leathers continues to serve as Chairman and CEO.

Mr. Meisgeier joined the Company in 2005 as Senior Counsel of Litigation. He was appointed as Associate Vice President & Associate General Counsel in 2015 and as Vice President and General Counsel in 2016. In 2018, Mr. Meisgeier was promoted to Executive Vice President and Chief Legal Officer. Company offices are held until the officer’s resignation, removal by the Board, or inability to serve due to death or incapacity.

Mr. Meisgeier does not have any arrangement or understanding with any other person pursuant to which he was selected as the Company’s President or any family relationship with any Company director or executive officer. He has had no interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Meisgeier’s appointment as the Company’s President, no material plan, contract or arrangement to which Mr. Meisgeier is a party or under which he participates has been entered into or materially amended, nor has any grant or award been made or modified under any such plan, contract or arrangement.

A copy of the press release issued in connection with this matter is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    Exhibits.

99.1	Press release issued by the registrant on January 10, 2024, “Werner Enterprises Names Nathan Meisgeier as President.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: January 10, 2024	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: January 10, 2024	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President and Chief Accounting Officer